Vanguard® Emerging Markets Bond Fund
Schedule of Investments (unaudited)
As of December 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (0.5%)
[1,2]	United States Treasury Note/Bond (Cost $12,632)	1.375%	11/15/31	12,700	12,533
Corporate Bonds (19.5%)
Azerbaijan (1.1%)
[3]	Southern Gas Corridor CJSC	6.875%	3/24/26	23,215	26,671
	State Oil Co. of The Azerbaijan Republic	6.950%	3/18/30	1,335	1,612
					28,283
Brazil (0.5%)
	Embraer SA	5.150%	6/15/22	5,862	5,945
	Petrobras Global Finance BV	6.250%	3/17/24	5,710	6,169
					12,114
Chile (3.1%)
[4]	Empresa de los Ferrocarriles del Estado	3.830%	9/14/61	4,356	4,206
	Empresa Nacional del Petroleo	4.375%	10/30/24	5,209	5,544
	Empresa Nacional del Petroleo	3.750%	8/5/26	32,641	33,555
	Empresa Nacional del Petroleo	5.250%	11/6/29	19,206	20,742
[4]	Empresa Nacional del Petroleo	3.450%	9/16/31	17,850	16,955
					81,002
Indonesia (0.6%)
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	4.125%	5/15/27	6,518	6,952
[4,5]	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	1.875%	11/5/31	4,400	4,813
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	5.250%	10/24/42	4,317	4,861
					16,626
Kazakhstan (2.7%)
[4,6]	Development Bank of Kazakhstan JSC	10.950%	5/6/26	3,450,000	7,829
[4]	Development Bank of Kazakhstan JSC	2.950%	5/6/31	7,229	7,199
	Kazakhstan Temir Zholy Finance BV	6.950%	7/10/42	4,115	5,487
	KazMunayGas National Co. JSC	4.750%	4/19/27	8,078	8,927
	KazMunayGas National Co. JSC	5.750%	4/19/47	9,200	11,274
	KazMunayGas National Co. JSC	6.375%	10/24/48	13,500	17,721
	KazTransGas JSC	4.375%	9/26/27	11,599	12,639
					71,076
Malaysia (1.3%)
	Petronas Capital Ltd.	3.500%	4/21/30	30,779	33,300
Mexico (4.3%)
[4]	CIBANCO SA Institucion de Banca Multiple Trust CIB	4.375%	7/22/31	8,565	8,195
[4]	Comision Federal de Electricidad	3.875%	7/26/33	23,234	22,785

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Comision Federal de Electricidad	3.875%	7/26/33	6,818	6,693
[4]	Comision Federal de Electricidad	4.677%	2/9/51	3,036	2,856
	Comision Federal de Electricidad	4.677%	2/9/51	2,793	2,635
	Petroleos Mexicanos	3.500%	1/30/23	7,850	7,923
[4,7]	Petroleos Mexicanos	6.700%	2/16/32	46,998	47,328
	Petroleos Mexicanos	5.625%	1/23/46	1	1
	Petroleos Mexicanos	6.750%	9/21/47	13,860	12,263
					110,679
Peru (1.8%)
[4]	Minsur SA	4.500%	10/28/31	13,550	13,755
[4]	Petroleos del Peru SA	5.625%	6/19/47	8,750	8,726
	Petroleos del Peru SA	5.625%	6/19/47	23,138	23,109
					45,590
Russia (1.0%)
	Gazprom PJSC Via Gaz Capital SA	5.150%	2/11/26	20,522	22,029
	Lukoil International Finance BV	4.750%	11/2/26	4,585	4,905
					26,934
Saudi Arabia (2.7%)
	SA Global Sukuk Ltd.	0.946%	6/17/24	21,296	20,991
	Saudi Arabian Oil Co.	2.875%	4/16/24	5,800	5,989
	Saudi Arabian Oil Co.	3.500%	4/16/29	20,900	22,346
	Saudi Arabian Oil Co.	2.250%	11/24/30	4,250	4,140
	Saudi Arabian Oil Co.	4.250%	4/16/39	13,500	15,252
					68,718
Thailand (0.4%)
	Bangkok Bank PCL	3.733%	9/25/34	10,552	10,783
Venezuela (0.0%)
[7,8]	Petroleos de Venezuela SA	6.000%	11/15/26	2,850	107
[8]	Petroleos de Venezuela SA	5.375%	4/12/27	462	18
					125
Total Corporate Bonds (Cost $512,985)					505,230
Sovereign Bonds (63.6%)
Albania (0.1%)
[4,5]	Republic of Albania	3.500%	11/23/31	2,516	2,815
Angola (0.6%)
	Republic of Angola	8.250%	5/9/28	16,073	16,180
	Republic of Angola	9.125%	11/26/49	600	576
					16,756
Argentina (1.2%)
	Republic of Argentina	1.000%	7/9/29	926	337
[9]	Republic of Argentina, 0.750% coupon rate effective 7/9/23	0.500%	7/9/30	39,288	13,760
[9]	Republic of Argentina, 1.500% coupon rate effective 7/9/22	1.125%	7/9/35	55,311	17,618
[9]	Republic of Argentina, 3.500% coupon rate effective 7/9/22	2.500%	7/9/41	700	248
					31,963
Azerbaijan (0.4%)
	Republic of Azerbaijan	4.750%	3/18/24	8,000	8,493
[7]	Republic of Azerbaijan	5.125%	9/1/29	2,795	3,053
					11,546
Bahrain (1.1%)
	Kingdom of Bahrain	7.500%	9/20/47	4,256	4,317

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Kingdom of Bahrain	6.250%	1/25/51	27,818	25,519
					29,836
Belarus (0.4%)
	Republic of Belarus	7.625%	6/29/27	2,200	2,024
	Republic of Belarus	6.200%	2/28/30	1,760	1,402
	Republic of Belarus	6.378%	2/24/31	8,460	6,740
					10,166
Brazil (3.4%)
[10]	Brazil Notas do Tesouro Nacional Serie F	10.000%	1/1/27	106,250	19,546
	Federative Republic of Brazil	4.625%	1/13/28	41,976	43,805
	Federative Republic of Brazil	4.750%	1/14/50	26,499	23,554
					86,905
Cameroon (0.3%)
[4,5]	Republic of Cameroon	5.950%	7/7/32	6,192	6,602
Chile (1.0%)
	Republic of Chile	3.240%	2/6/28	23,610	24,873
Colombia (2.9%)
	Republic of Colombia	5.000%	6/15/45	37,497	33,833
	Republic of Colombia	5.200%	5/15/49	28,548	26,264
	Republic of Colombia	3.875%	2/15/61	18,426	14,188
					74,285
Croatia (0.6%)
	Republic of Croatia	5.500%	4/4/23	8,000	8,453
[5]	Republic of Croatia	2.750%	1/27/30	4,616	5,951
					14,404
Dominican Republic (2.2%)
[7]	Dominican Republic	5.875%	4/18/24	3,344	3,502
	Dominican Republic	5.500%	1/27/25	17,546	18,978
	Dominican Republic	5.875%	1/30/60	35,846	34,457
					56,937
Ecuador (2.0%)
[4,7]	Republic of Ecuador	0.000%	7/31/30	978	555
[7]	Republic of Ecuador	0.000%	7/31/30	11,915	6,702
[9]	Republic of Ecuador, 2.500% coupon rate effective 7/31/22	1.000%	7/31/35	42,500	27,837
[9]	Republic of Ecuador, 5.500% coupon rate effective 7/31/22	5.000%	7/31/30	20,080	16,641
					51,735
Egypt (0.5%)
	Arab Republic of Egypt	7.903%	2/21/48	9,354	7,865
	Arab Republic of Egypt	8.875%	5/29/50	6,347	5,765
					13,630
El Salvador (1.2%)
	Republic of El Salvador	5.875%	1/30/25	8,172	5,101
	Republic of El Salvador	8.625%	2/28/29	14,836	9,118
	Republic of El Salvador	8.250%	4/10/32	8,500	5,206
	Republic of El Salvador	7.125%	1/20/50	21,740	11,902
					31,327
Gabon (0.4%)
[7]	Republic of Gabon	6.625%	2/6/31	11,345	11,031
Georgia (0.8%)
[4]	Republic of Georgia	2.750%	4/22/26	20,340	20,269

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Guatemala (2.2%)
	Republic of Guatemala	5.750%	6/6/22	9,942	10,123
	Republic of Guatemala	4.500%	5/3/26	17,162	18,108
	Republic of Guatemala	4.375%	6/5/27	12,498	13,147
	Republic of Guatemala	4.875%	2/13/28	9,160	9,866
[7]	Republic of Guatemala	4.900%	6/1/30	3,000	3,240
[7]	Republic of Guatemala	6.125%	6/1/50	2,900	3,318
					57,802
Honduras (0.8%)
[7]	Republic of Honduras	7.500%	3/15/24	19,033	20,164
Hungary (1.4%)
	Republic of Hungary	5.375%	2/21/23	4,570	4,801
	Republic of Hungary	5.750%	11/22/23	3,100	3,365
[4]	Republic of Hungary	2.125%	9/22/31	11,093	10,919
[5]	Republic of Hungary	1.625%	4/28/32	6,800	8,086
[4]	Republic of Hungary	3.125%	9/21/51	10,359	10,200
					37,371
Indonesia (1.3%)
	Republic of Indonesia	3.850%	7/18/27	4,300	4,715
	Republic of Indonesia	6.625%	2/17/37	4,675	6,531
	Republic of Indonesia	4.625%	4/15/43	4,050	4,770
	Republic of Indonesia	4.350%	1/11/48	15,043	17,307
	Republic of Indonesia	3.700%	10/30/49	700	742
					34,065
Iraq (0.1%)
[7]	Republic of Iraq	5.800%	1/15/28	3,424	3,282
Ivory Coast (0.8%)
[4,5]	Republic of Cote d'Ivoire	4.875%	1/30/32	1,526	1,669
[5]	Republic of Cote d'Ivoire	6.875%	10/17/40	1,715	2,033
[5,7]	Republic of Cote d'Ivoire	6.625%	3/22/48	4,800	5,406
[4,5,7]	Republic of Cote d'Ivoire	6.625%	3/22/48	10,599	11,937
					21,045
Jordan (0.4%)
	Kingdom of Jordan	7.375%	10/10/47	10,151	10,282
Kazakhstan (0.6%)
	Republic of Kazakhstan	4.875%	10/14/44	13,500	16,592
Lebanon (0.1%)
[8]	Lebanon Republic	8.250%	4/12/21	2,430	286
[8]	Lebanon Republic	6.100%	10/4/22	2,250	239
[8]	Lebanon Republic	6.650%	4/22/24	2,890	307
[8]	Lebanon Republic	7.000%	3/20/28	6,310	640
[8]	Lebanon Republic	6.650%	2/26/30	4,900	517
[8]	Lebanon Republic	7.150%	11/20/31	1,445	145
[8]	Lebanon Republic	8.200%	5/17/33	1,445	147
[8]	Lebanon Republic	8.250%	5/17/34	1,445	147
					2,428
Mexico (3.7%)
[11]	Mexican Bonos	7.750%	5/29/31	620,000	30,612
[11]	Mexican Bonos	8.500%	11/18/38	636,710	32,687
	United Mexican States	4.500%	4/22/29	6,513	7,255
	United Mexican States	2.659%	5/24/31	8,344	8,135
	United Mexican States	4.750%	4/27/32	3,640	4,116
	United Mexican States	3.771%	5/24/61	5,190	4,781

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	United Mexican States	5.750%	10/12/10	6,500	7,490
					95,076
Mongolia (0.3%)
	Mongolia	5.625%	5/1/23	4,843	4,985
[4]	Mongolia	5.125%	4/7/26	3,020	3,088
					8,073
Morocco (1.0%)
[4,5]	Kingdom of Morocco	2.000%	9/30/30	14,650	16,221
[4]	Kingdom of Morocco	4.000%	12/15/50	10,589	9,623
					25,844
Nigeria (2.0%)
	Republic of Nigeria	7.625%	11/28/47	12,720	11,397
[4]	Republic of Nigeria	8.250%	9/28/51	42,610	39,946
					51,343
North Macedonia (0.2%)
[4,5]	North Macedonia	1.625%	3/10/28	2,183	2,326
[5]	North Macedonia	1.625%	3/10/28	2,542	2,709
					5,035
Oman (1.7%)
	Sultanate of Oman	6.500%	3/8/47	13,590	13,466
	Sultanate of Oman	6.750%	1/17/48	8,490	8,627
[4]	Sultanate of Oman	7.000%	1/25/51	12,106	12,689
	Sultanate of Oman	7.000%	1/25/51	10,065	10,609
					45,391
Pakistan (1.2%)
[4]	Islamic Republic of Pakistan	8.875%	4/8/51	22,150	21,992
	Islamic Republic of Pakistan	8.875%	4/8/51	9,714	9,661
					31,653
Panama (2.1%)
	Panama Bonos del Tesoro	3.362%	6/30/31	8,552	8,598
[7]	Republic of Panama	4.500%	4/16/50	13,783	15,193
[7]	Republic of Panama	3.870%	7/23/60	29,804	29,808
					53,599
Paraguay (2.3%)
	Republic of Paraguay	4.625%	1/25/23	27,362	28,373
	Republic of Paraguay	5.000%	4/15/26	3,400	3,782
[7]	Republic of Paraguay	4.950%	4/28/31	2,460	2,775
	Republic of Paraguay	6.100%	8/11/44	1,375	1,691
	Republic of Paraguay	5.600%	3/13/48	4,590	5,347
[7]	Republic of Paraguay	5.400%	3/30/50	14,737	16,867
					58,835
Peru (1.8%)
	Corp. Financiera de Desarrollo SA	4.750%	7/15/25	203	221
[4]	Corp. Financiera de Desarrollo SA	2.400%	9/28/27	3,805	3,700
	Fondo MIVIVIENDA SA	3.500%	1/31/23	20,462	20,866
	Republic of Peru	7.350%	7/21/25	5,461	6,506
	Republic of Peru	3.000%	1/15/34	16,124	16,085
					47,378
Philippines (1.8%)
	Republic of Philippines	3.950%	1/20/40	13,150	14,723
[5]	Republic of Philippines	1.750%	4/28/41	21,863	24,709
	Republic of Philippines	3.200%	7/6/46	6,055	6,173
					45,605

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Qatar (0.3%)
	State of Qatar	3.400%	4/16/25	8,303	8,817
Romania (1.5%)
[5]	Romania	2.500%	2/8/30	5,939	6,805
[4,5]	Romania	1.750%	7/13/30	19,185	20,355
[4,5]	Romania	2.750%	4/14/41	6,000	6,096
[5]	Romania	2.750%	4/14/41	5,771	5,858
					39,114
Russia (2.1%)
[5]	Russian Federation	1.125%	11/20/27	12,700	14,379
[12]	Russian Federation	6.900%	7/23/31	1,549,134	18,769
[5]	Russian Federation	2.650%	5/27/36	17,800	20,374
					53,522
Saudi Arabia (0.7%)
	Kingdom of Saudi Arabia	4.000%	4/17/25	7,300	7,871
	Kingdom of Saudi Arabia	4.500%	10/26/46	4,250	4,990
	Kingdom of Saudi Arabia	4.625%	10/4/47	5,100	6,116
					18,977
Serbia (2.6%)
[5]	Republic of Serbia	3.125%	5/15/27	43,998	53,348
[4,5]	Republic of Serbia	2.050%	9/23/36	14,350	14,874
					68,222
South Africa (3.1%)
	Republic of South Africa	5.875%	9/16/25	5,345	5,900
	Republic of South Africa	4.850%	9/27/27	14,200	14,978
[13]	Republic of South Africa	8.250%	3/31/32	184,521	10,415
[13]	Republic of South Africa	8.500%	1/31/37	170,066	9,039
	Republic of South Africa	6.250%	3/8/41	4,000	4,246
	Republic of South Africa	5.000%	10/12/46	18,187	16,506
	Republic of South Africa	5.650%	9/27/47	14,312	13,742
	Republic of South Africa	5.750%	9/30/49	4,462	4,292
					79,118
Sri Lanka (0.2%)
	Republic of Sri Lanka	6.125%	6/3/25	8,504	4,477
Tunisia (0.4%)
	Banque Centrale de Tunisie International Bond	5.750%	1/30/25	13,250	10,213
Turkey (1.3%)
[5]	Republic of Turkey	4.375%	7/8/27	4,313	4,575
	Republic of Turkey	6.000%	1/14/41	8,470	7,042
	Republic of Turkey	4.875%	4/16/43	9,107	6,986
	Republic of Turkey	5.750%	5/11/47	19,235	15,565
					34,168
Ukraine (2.9%)
	Ukraine	7.750%	9/1/23	11,800	11,565
	Ukraine	8.994%	2/1/24	10,410	10,389
	Ukraine	7.750%	9/1/24	10,557	10,265
	Ukraine	7.750%	9/1/25	18,715	18,005
	Ukraine	7.750%	9/1/26	7,185	6,904
	Ukraine	9.750%	11/1/28	501	506
[4]	Ukraine	6.876%	5/21/29	5,900	5,240
[5]	Ukraine	4.375%	1/27/30	4,700	4,290
[4]	Ukraine	7.253%	3/15/33	8,200	7,242
[7]	Ukreximbank Via Biz Finance plc	9.750%	1/22/25	88	89
					74,495

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
United Arab Emirates (0.5%)
[4]	Finance Department Government of Sharjah	4.000%	7/28/50	2,646	2,400
	Finance Department Government of Sharjah	4.000%	7/28/50	5,860	5,299
	Sharjah Sukuk Program Ltd.	3.854%	4/3/26	2,135	2,257
	Sharjah Sukuk Program Ltd.	2.942%	6/10/27	3,600	3,620
					13,576
Uzbekistan (2.9%)
	Republic of Uzbekistan	4.750%	2/20/24	24,199	25,237
	Republic of Uzbekistan	5.375%	2/20/29	6,150	6,557
[4]	Republic of Uzbekistan	3.700%	11/25/30	13,148	12,639
[4]	Republic of Uzbekistan	3.900%	10/19/31	3,433	3,289
[4]	Uzbekneftegaz JSC	4.750%	11/16/28	28,100	27,079
					74,801
Venezuela (0.0%)
[8]	Republic of Venezuela	11.750%	10/21/26	640	45
[8]	Republic of Venezuela	7.000%	3/31/38	1,500	105
					150
Vietnam (0.2%)
	Socialist Republic of Vietnam	4.800%	11/19/24	4,700	5,098
Total Sovereign Bonds (Cost $1,716,189)					1,650,691
				Shares
Temporary Cash Investments (13.3%)
Money Market Fund (13.3%)
[14]	Vanguard Market Liquidity Fund (Cost $344,615)	0.090%		3,446,524	344,618
	Counterparty	Expiration Date	Exercise Price	Notional Value ($000)
Options Purchased (0.0%)
Foreign Currency Options (0.0%)
Call Options
EUR	BARC	10/21/22	USD1.220	EUR110,665	399

	Counterparty	Expiration Date	Exercise Price	Notional Value ($000)	Market Value ($000)
Put Options
USD	BNPSW	7/21/22	JPY95.100	USD10,000	1
Total Options Purchased (Cost $1,386)					400
Total Investments (96.9%) (Cost $2,587,807)					2,513,472
Other Assets and Liabilities—Net (3.1%)					79,466
Net Assets (100.0%)					2,592,938
Cost is in $000.
1	Securities with a value of $1,314,000 have been segregated as initial margin for open futures contracts.
2	Securities with a value of $2,004,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
3	Guaranteed by the Republic of Azerbaijan.
4	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, the aggregate value was $418,412,000, representing 16.1% of net assets.
5	Face amount denominated in euro.
6	Face amount denominated in Kazakhstan Tenge.
7	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
8	Non-income-producing security—security in default.
9	Step bond.
10	Face amount denominated in Brazilian dollars.
11	Face amount denominated in Mexican pesos.
12	Face amount denominated in Russian rubles.
13	Face amount denominated in South African rand.
14	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
EUR—euro.
JPY—Japanese yen.
USD—U.S. dollar.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	March 2022	270	58,906	(11)
10-Year U.S. Treasury Note	March 2022	359	46,838	523
Ultra 10-Year U.S. Treasury Note	March 2022	202	29,580	423
				935

Short Futures Contracts
Long U.S. Treasury Bond	March 2022	(332)	(53,265)	(561)
Ultra Long U.S. Treasury Bond	March 2022	(119)	(23,458)	(178)
				(739)
				196

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
BNP Paribas	1/4/22	BRL	129,817	USD	23,243	44	—
Goldman Sachs & Co.	1/4/22	BRL	95,853	USD	17,176	19	—
Morgan Stanley Capital Services Inc.	1/4/22	BRL	3,160	USD	557	10	—
Citibank, N.A.	3/16/22	CLP	22,622,302	USD	26,710	—	(467)
Citibank, N.A.	3/16/22	CZK	592,371	USD	26,171	744	—
Bank of America, N.A.	3/16/22	EUR	37,300	USD	42,154	379	—
Morgan Stanley Capital Services Inc.	3/16/22	HUF	13,891,740	USD	42,370	113	—
UBS AG	3/16/22	ILS	41,085	USD	12,989	235	—
Morgan Stanley Capital Services Inc.	3/16/22	JPY	5,347,055	USD	47,160	—	(645)
Bank of America, N.A.	3/16/22	JPY	1,500,950	USD	13,209	—	(152)
Standard Chartered Bank	3/16/22	JPY	1,488,303	USD	13,175	—	(228)
BNP Paribas	3/16/22	THB	834,917	USD	24,953	34	—
Standard Chartered Bank	3/16/22	TRY	985	USD	60	10	—
JPMorgan Chase Bank, N.A.	3/16/22	ZAR	208,137	USD	13,024	—	(102)
BNP Paribas	1/4/22	USD	23,202	BRL	129,817	—	(86)
BNP Paribas	2/2/22	USD	19,818	BRL	111,761	—	(91)
Goldman Sachs & Co.	1/4/22	USD	17,010	BRL	95,853	—	(185)
Morgan Stanley Capital Services Inc.	1/4/22	USD	566	BRL	3,160	—	(1)
BNP Paribas	3/16/22	USD	13,130	CLP	11,544,815	—	(263)
UBS AG	3/16/22	USD	18,863	CNY	120,950	—	(69)
Deutsche Bank AG	3/16/22	USD	290,197	EUR	256,715	—	(2,534)
Standard Chartered Bank	3/16/22	USD	28,082	EUR	24,770	—	(163)
Morgan Stanley Capital Services Inc.	3/16/22	USD	6,110	EUR	5,372	—	(17)
JPMorgan Chase Bank, N.A.	3/16/22	USD	559	EUR	492	—	(2)
UBS AG	3/16/22	USD	41,422	HUF	13,680,158	—	(414)
Citibank, N.A.	3/16/22	USD	13,169	ILS	40,944	—	(10)
BNP Paribas	7/22/22	USD	9,683	JPY	971,945	1,210	—
Citibank, N.A.	3/16/22	USD	52,570	MXN	1,118,440	—	(1,322)
UBS AG	3/16/22	USD	9,939	MXN	208,720	—	(118)
Goldman Sachs & Co.	3/16/22	USD	29	MXN	618	—	(1)
Morgan Stanley Capital Services Inc.	3/16/22	USD	38,735	PHP	1,965,917	309	—
Morgan Stanley Capital Services Inc.	3/16/22	USD	26,848	PLN	110,784	—	(490)
Barclays Bank plc	3/16/22	USD	28,459	RUB	2,164,519	130	—
UBS AG	3/16/22	USD	13,145	RUB	989,687	192	—

Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
JPMorgan Chase Bank, N.A.	1/11/22	USD	8,961	TRY	106,980	945	—
BNP Paribas	3/16/22	USD	18,635	ZAR	303,190	—	(187)
						4,374	(7,547)
BRL—Brazilian real.
CLP—Chilean peso.
CNY—Chinese renminbi.
CZK—Czech koruna.
EUR—euro.
HUF—Hungarian forint.
ILS—Israeli shekel.
JPY—Japanese yen.
MXN—Mexican peso.
PHP—Philippines Peso.
PLN—Polish zloty.
RUB—Russian ruble.
THB—Thai baht.
TRY—Turkish lira.
USD—U.S. dollar.
ZAR—South African rand.

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date	Notional Amount (000)		Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Purchased
CDX-NA-HY-S36-V1	6/23/26	USD	10,885	(5.000)	(1,000)	84
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Credit Protection Sold/Moody's Rating
Republic of Chile/A1	12/22/26	MSCS	43,870	1.000	629	315	314	—
Republic of Indonesia/Baa2	12/22/26	BARC	26,800	1.000	327	95	232	—
Republic of Indonesia/Baa2	12/22/26	BNPSW	11,650	1.000	143	100	43	—
					1,099	510	589	—

Credit Protection Purchased
Petroleos Mexicanos	12/22/26	BARC	15,300	(1.000)	1,421	1,579	—	(158)
Republic of Colombia	12/22/26	MSCS	18,167	(1.000)	859	389	470	—

Over-the-Counter Credit Default Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Republic of Mexico	12/22/26	BARC	42,565	(1.000)	(218)	(20)	—	(198)
Republic of Peru	12/22/26	MSCS	21,295	(1.000)	(256)	(132)	—	(124)
					1,806	1,816	470	(480)
					2,905	2,326	1,059	(480)
1	Periodic premium received/paid quarterly.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
MSCS—Morgan Stanley Capital Services LLC.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At December 31, 2021, the counterparties had deposited in segregated accounts securities with a value of $2,905,000 and cash of $480,000 in connection with open forward currency contracts and open over-the-counter swap contracts.
Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount ($000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
1/2/23	N/A	794,837	11.700[1]	(9.150)[2]	107	87
1/4/27	N/A	58,530	11.125[1]	(6.150)[2]	378	377
3/16/27	3/16/22[3]	353,776	2.460[4]	(0.000)[5]	211	155
3/16/27	3/16/22[3]	114,961	0.000[6]	(3.245)[7]	733	943
5/29/31	N/A	373,495	5.700[1]	(7.365)[8]	168	168
3/3/32	3/16/22[3]	447,650	7.391[1]	(0.000)[8]	(296)	(296)
					1,301	1,434
1	Interest payment received/paid monthly.
2	Based on 1-Day Overnight Brazil CETIP Interbank Deposit Rate as of the most recent payment date. Interest payment received/paid at maturity.
3	Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
4	Interest payment received/paid quarterly.
5	Based on 7-day China Fixing Repo Rate as of the most recent payment date. Interest payment received/paid quarterly.
6	Based on Poland Warsaw Interbank Offered Rate as of the most recent payment date. Interest payment received/paid semiannually.
7	Interest payment received/paid annually.
8	Based on 28-day Mexican Interbank Rate (TIIE) as of the most recent payment date. Interest payment received/paid every 28 days.
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees.

B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
D. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. Fluctuations in the value of the contracts are recorded as an asset (liability).
E. Options: The fund invests in options on foreign currency, which are transacted over-the-counter (OTC) and not on an exchange. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into options with a diverse group of prequalified counterparties and monitoring their financial strength. The primary risk associated with purchasing options on foreign currency is that the value of the underlying foreign currencies may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options on foreign currency is that the value of the underlying foreign currencies may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.
Options contracts on foreign currency are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
F. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
G.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of December 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	12,533	—	12,533
Corporate Bonds	—	505,230	—	505,230
Sovereign Bonds	—	1,650,691	—	1,650,691
Temporary Cash Investments	344,618	—	—	344,618
Options Purchased	—	400	—	400
Total	344,618	2,168,854	—	2,513,472
Derivative Financial Instruments
Assets
Futures Contracts[1]	946	—	—	946
Forward Currency Contracts	—	4,374	—	4,374
Swap Contracts	1,814[1]	1,059	—	2,873
Total	2,760	5,433	—	8,193
Liabilities
Futures Contracts[1]	750	—	—	750
Forward Currency Contracts	—	7,547	—	7,547
Swap Contracts	296[1]	480	—	776
Total	1,046	8,027	—	9,073
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.